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                                                                   EXHIBIT 23.01


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 25, 1999, included in Versant Corporation's Form 10-KSB for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                        ARTHUR ANDERSEN LLP

San Jose, California

May 12, 1999